UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 27, 2015

Real Industry, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400 Sherman Oaks, California 91403
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

Signature Group Holdings, Inc.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Renamed Equity Award Plan

The Board of Directors (the “Board”) of Real Industry, Inc. (the “Company” and formerly known as Signature Group Holdings, Inc.) amended the name of the equity award plan approved by stockholders at the Company’s 2015 annual meeting of stockholders (the “Annual Meeting”) to the Real Industry Inc. Amended and Restated 2015 Equity Award Plan (the “2015 Equity Award Plan”) in an amended and restated plan effective as of June 1, 2015 in order to reflect the Company’s new name. No other changes were made to the 2015 Equity Award Plan as described in and attached as an exhibit to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 20, 2015.

The foregoing description of the revisions made in the 2015 Equity Award Plan is qualified in its entirety by reference to the full text of the 2015 Equity Award Plan, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Performance Share Award

On May 28, 2015, the Compensation Committee of the Board and other non-management members of the Board approved the issuance and award to Craig T. Bouchard, the Company’s Chief Executive Officer and Chairman of the Board, of a Performance Share Award in the form of up to an aggregate of 260,000 Performance Shares convertible into shares of the Company’s common stock under the Company’s 2015 Equity Award Plan pursuant to the terms of a Performance Share Agreement between Mr. Bouchard and the Company.  The Performance Share Agreement provides that each Performance Share represents the right to receive one share of the Company’s common stock.  The Performance Share Agreement also provides that the Performance Share Award shall vest at the end of the Performance Period, which is defined as the period commencing on January 1, 2015 and ending on December 31, 2017, based upon the percentage change in the fair market value of a share of the Company’s common stock from the beginning to the end of the Performance Period, plus the assumed reinvestment of dividends and the compounding effect of dividends paid on reinvested dividends using the average closing prices of the common stock during the sixty trading-day periods at the beginning of the Performance Period and immediately prior to the last day of the Performance Period (the “TSR”), based on the level of achievement of the 3-Year Annual TSR Hurdle (CAGR) as follows:  (i) vesting of 150,000 Performance Shares upon a 3-Year Annual TSR Hurdle (CAGR) of 10%; (ii) vesting of an additional 100,000 Performance Shares upon a 3-Year Annual TSR Hurdle (CAGR) of 15%; and (iii) vesting of an additional 10,000 Performance Shares upon a 3-Year Annual TSR Hurdle (CAGR) of 40%.  However, in the event that Mr. Bouchard’s employment with the Company terminates during the Performance Period by reason of his death or disability, then the last day of the Performance Period shall be deemed to be the date of such termination, in which case the number of vested Performance Shares shall be determined by multiplying (1) the number of Performance Shares as determined using the above 3-Year Annual TSR Hurdle (CAGR) as of the date of termination by (2) a fraction, the numerator of which is the number of days in which Mr. Bouchard was employed by the Company between May 28, 2015 and the date of termination and the denominator of which is 1,096.  The Performance Shares are subject to forfeiture until they vest, and will be vested and become nonforfeitable on the date that the Compensation Committee of the Board certifies the achievement of the 3-Year Annual TSR Hurdle(s), which determination shall be made promptly following completion of the Performance Period (and no later than thirty days following the end of the Performance Period).

In the event that Mr. Bouchard’s employment with the Company is terminated by the Company without cause (and not due to his death or disability) or he voluntarily terminates his employment with the Company for “good reason” (as defined in the Performance Share Agreement), then the Compensation Committee of the Board shall in its sole discretion determine the vesting of all of the Performance Shares.  In the event that Mr. Bouchard’s employment with the Company is terminated by the Company for cause or he voluntarily terminates his employment with the Company other than for good reason, then all of the Performance Shares shall immediately be forfeited effective upon such date of termination.  In the event of a “change in control” of the Company (as defined in the Performance Share Agreement) prior to the end of the Performance Period or Mr. Bouchard’s termination of employment with the Company, the Performance Shares that would have achieved the 3-Year Annual TSR Hurdle(s) as of the date the change in control event is consummated shall immediately convert into time-vesting restricted stock units subject to vesting as follows, and the remainder shall be immediately forfeited:  (a) all of the restricted stock units shall vest on December 31, 2017 if Mr. Bouchard remains employed by the Company through such date; and (b) in the event that Mr. Bouchard’s employment with the Company terminates following a change in control but prior to December 31, 2017 due to his (i) death; (ii) disability; (iii) termination by the Company or its successor without cause; or (iv) termination for good reason, prior to the second anniversary of the change in control, then all of the restricted stock units that had not been forfeited shall become fully vested as of the date of such termination of employment.  Furthermore, in the event that after a change in control and prior to December 31, 2017, Mr. Bouchard voluntarily terminates his employment with the Company, other than for good reason, or the Company terminates his employment for cause, then all of the restricted stock units shall be immediately forfeited upon such date of termination.

Under the terms of the Performance Share Agreement, the Performance Shares or restricted stock units shall be converted into an equivalent number of shares of common stock of the Company that will be issued promptly upon the date of vesting but no later than sixty days thereafter.  Following the vesting and conversion of the Performance Shares or restricted stock units into shares of common stock, Mr. Bouchard shall be the record owner of the shares of common stock underlying the Performance Shares or restricted stock units unless and until such shares are sold or otherwise disposed of by Mr. Bouchard.  The Performance Share Agreement also provides that in the event that the Company declares a dividend on its common stock, the Company will increase the number of Performance Shares covered by the Performance Share Award by the number of shares that represent an amount equal to the per share cash dividend paid by the Company on its shares of common stock multiplied by the number of Performance Shares held by Mr. Bouchard as of the related dividend payment record date.  Any such additional Performance Shares shall be subject to the same terms as the original Performance Shares to which they relate.  In addition, the Performance Shares or restricted stock units are subject to transfer restrictions as specified in the Performance Share Agreement.

The foregoing description of the Performance Share Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Performance Share Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Release Agreement

On May 27, 2015, W. Christopher Manderson, the Company’s Executive Vice President, General Counsel and Secretary, tendered his resignation from the Company effective immediately by executing the Release and Waiver Agreement (the “Release”) attached as an exhibit to his Evergreen Employment Agreement previously described in and attached as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 4, 2014 (the “Evergreen Form 8‑K”).  The Company accepted such resignation by countersigning the Release.  Pursuant to the terms of the Release and Mr. Manderson’s Evergreen Employment Agreement, Mr. Manderson receives compensation upon his resignation as previously described in the Evergreen Form 8-K.

The foregoing description of the Release does not purport to be complete and is qualified in its entirety by reference to the full text of the Release, a copy of which is attached hereto as Exhibit 10.3, and to Mr. Manderson’s Evergreen Employment Agreement, a copy of which is attached to the Evergreen Form 8-K, the terms of both of which are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 1, 2015, the Company filed a Certificate of Amendment to its Second Amended and Restated Certificate of Incorporation (the “Amendment”) pursuant to Sections 228 and 242 of the General Corporation Law of the State of Delaware with the Delaware Secretary of State to effect a name change of the Company from “Signature Group Holdings, Inc.” to “Real Industry, Inc.”  The Amendment was authorized by the Board on April 10, 2015 and approved by the Company’s stockholders on May 28, 2015.

The description of the Amendment contained herein is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 28, 2015, the Company held its 2015 annual meeting of stockholders (the “Annual Meeting”).  On the record date for the Annual Meeting, there were 27,300,606 shares of common stock of the Company issued, outstanding and entitled to vote. At the Annual Meeting, the stockholders took the following actions:

Proposal 1 – voted to elect each of the seven (7) director nominees;

Proposal 2 – voted to amend the Company’s Second Amended and Restated Certificate of Incorporation to change the name of the Company to “Real Industry, Inc.”;

(Proposal 3 – ratified the appointment of Ernst & Young LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

Proposal 4 – approved the adoption of the Company’s 2015 Equity Award Plan;

Proposal 5 – approved, by advisory vote, the compensation of the Company’s named executive officers; and

Proposal 6 – approved the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 2 and/or Proposal 4 above.

The Company’s inspector of election certified the following vote tabulations:

Proposal 1 – Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Craig T. Bouchard	14,356,191	356,418	8,263,214
Peter C.B. Bynoe	14,016,029	696,580	8,263,214
Patrick Deconinck	14,450,759	261,850	8,263,214
William Hall	14,455,003	257,606	8,263,214
Patrick E. Lamb	13,944,390	768,219	8,263,214
Raj Maheshwari	13,944,339	768,270	8,263,214
Philip G. Tinkler	13,567,853	1,144,756	8,263,214

Proposal 2 – Amendment of the Second Amended and Restated Certificate of Incorporation to change the Company’s name to “Real Industry, Inc.”

Votes For	Votes Against	Abstentions
20,822,247	2,098,263	55,313

Proposal 3 – Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015

Votes For	Votes Against	Abstentions
22,128,977	825,005	21,841

Proposal 4 – Approval of the adoption of the 2015 Equity Award Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,053,595	2,635,175	23,839	8,263,214

Proposal 5 – Advisory vote on the compensation of our named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,150,687	1,490,154	71,768	8,263,214

Proposal 6 – Adjournment of the meeting, if necessary, to solicit additional proxies

Votes For	Votes Against	Abstentions
21,040,248	1,900,324	35,251

Item 8.01 Other Events.

On May 28, 2015, the Board reappointed Mr.  Bouchard as Chairman of the Board, elected Mr. Tinkler as Independent Lead Director, and reconstituted the standing committees of the Board as follows:

Audit Committee	Compensation Committee	Nominating and Governance Committee
Patrick E. Lamb – Chairman	Peter C.B. Bynoe – Chairman	Philip G. Tinkler – Chairman
Peter C.B. Bynoe	Patrick Deconinck	Patrick E. Lamb
Philip G. Tinkler	William Hall	Raj Maheshwari
Raj Maheshwari

On May 28, 2015, the Board created a new standing committee of the Board called Operations and Six Sigma/Lean Committee, and appointed the following directors to serve on such standing committee:

Operations and Six Sigma/Lean Committee
Patrick Deconinck – Chairman
Craig T. Bouchard
Patrick E. Lamb
William Hall

On June 1, 2015, the Company issued a press release announcing its name change, the election by the stockholders of Messrs. Deconinck and Hall as directors of the Company, and the election by the Board of Mr. Tinkler as the Board’s Independent Lead Director, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

The following are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Certificate of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation.
10.1	Real Industry, Inc. Amended and Restated 2015 Equity Award Plan.
10.2	Performance Share Agreement, dated as of June 1, 2015, between the Company and Craig T. Bouchard.
10.3	Release and Waiver Agreement, dated as of May 27, 2015, between the Company and Christopher Manderson.
10.4

Evergreen Employment Agreement, dated August 1, 2014, between Christopher Manderson and the Company (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K on August 5, 2014 and incorporated herein by reference).

99.1	Real Industry, Inc. Annual Meeting Press Release dated June 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.

Date: June 1, 2015	By:	/s/ KYLE ROSS
	Name:	Kyle Ross
	Title:	Executive Vice President,
Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Certificate of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation.
10.1	Real Industry, Inc. Amended and Restated 2015 Equity Award Plan.
10.2	Performance Share Agreement, dated as of June 1, 2015, between the Company and Craig T. Bouchard.
10.3	Release and Waiver Agreement, dated as of May 27, 2015, between the Company and Christopher Manderson.
10.4

Evergreen Employment Agreement, dated August 1, 2014, between Christopher Manderson and the Company (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K on August 5, 2014 and incorporated herein by reference).

99.1	Real Industry, Inc. Annual Meeting Press Release dated June 1, 2015.